Exhibit 10.28

Amendment No. 14

to the

Amended and Restated Airbus A320 Family Aircraft Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

US AIRWAYS, INC.

This Amendment No. 14 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement between Airbus S.A.S. and US Airways, Inc. (the “Amendment”) is entered into as of September 30, 2013, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).

WHEREAS, the Buyer and the Seller have entered into an Amended and Restated Airbus A320 Family Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of January 11, 2008, Amendment No. 2 dated as of October 20, 2008, Amendment No. 3 dated as of January 16, 2009, Amendment No. 4 dated as of August 11, 2009, Amendment No. 5 dated as of October 2, 2009, Amendment No. 6 dated as of November 20, 2009, Amendment No. 7 dated as of April 1, 2010, Amendment No. 8 dated as of January 13, 2011, Amendment No. 9 dated as of March 31, 2011, Amendment No. 10 dated as of October 17, 2011, Amendment No. 11 dated as of December 15, 2011, Amendment No. 12 dated as of October 19, 2012 and Amendment No. 13 dated as of July 3, 2013 (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft; and

WHEREAS, the Buyer and the Seller agree to convert certain Aircraft in accordance with the terms of the Agreement.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	PRIVILEGED AND CONFIDENTIAL

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

2.	CONVERSION

2.1	Pursuant to the terms of Amended and Restated Letter Agreement No. 3 to the Agreement, the Buyer irrevocably exercises its right to make certain model conversions as follows:

five (5) New A320 Aircraft with ***** are converted to five (5) Converted New A321 Aircraft.

2.2	Exhibit B attached to this Amendment summarizes the conversions as of the date hereof.

3.	DELIVERY SCHEDULE

3.1	The delivery schedule table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and the UNQUOTE:

QUOTE

Rank	*****	Aircraft	*****	*****	Year
1	*****	Original A321 Aircraft	*****	*****	2008
2	*****	Original A321 Aircraft	*****	*****	2008
3	*****	Original A321 Aircraft	*****	*****	2008
4	*****	Original A321 Aircraft	*****	*****	2008
5	*****	Original A321 Aircraft	*****	*****	2008
6	*****	Original A321 Aircraft	*****	*****	2009
7	*****	Original A321 Aircraft	*****	*****	2009
8	*****	Original A321 Aircraft	*****	*****	2009
9	*****	Original A321 Aircraft	*****	*****	2009
10	*****	Original A321 Aircraft	*****	*****	2009
11	*****	Original A321 Aircraft	*****	*****	2009
12	*****	Original A321 Aircraft	*****	*****	2009
13	*****	Original A321 Aircraft	*****	*****	2009
14	*****	Converted Original A321 Aircraft	*****	*****	2009
15	*****	Original A321 Aircraft	*****	*****	2009
16	*****	Converted Original A321 Aircraft	*****	*****	2009
17	*****	Converted Original A321 Aircraft	*****	*****	2009
18	*****	Converted Original A321 Aircraft	*****	*****	2009
19	*****	Original A321 Aircraft	*****	*****	2009
20	*****	Converted Original A321 Aircraft	*****	*****	2009
21	*****	Converted Original A320 Aircraft	*****	*****	2009
22	*****	Converted Original A321 Aircraft	*****	*****	2009

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2	PRIVILEGED AND CONFIDENTIAL

Rank	*****	Aircraft	*****	*****	Year
23	*****	Converted Original A321 Aircraft	*****	*****	2009
24	*****	Converted Original A320 Aircraft	*****	*****	2009
25	*****	Converted Original A321 Aircraft	*****	*****	2009
26	*****	Converted Original A320 Aircraft	*****	*****	2010
27	*****	Converted Original A320 Aircraft	*****	*****	2010
28	*****	Converted New A321 Aircraft	*****	*****	2011
29	*****	Converted New A321 Aircraft	*****	*****	2011
30	*****	New A321 Aircraft	*****	*****	2011
31	*****	Converted New A321 Aircraft	*****	*****	2011
32	*****	Converted New A321 Aircraft	*****	*****	2011
33	*****	Converted New A321 Aircraft	*****	*****	2011
34	*****	Converted New A321 Aircraft	*****	*****	2011
35	*****	Converted New A321 Aircraft	*****	*****	2011
36	*****	New A321 Aircraft	*****	*****	2011
37	*****	Converted New A321 Aircraft	*****	*****	2011
38	*****	Converted New A321 Aircraft	*****	*****	2011
39	*****	New A321 Aircraft	*****	*****	2011
40	*****	Converted New A321 Aircraft	*****	*****	2012
41	*****	Converted New A321 Aircraft	*****	*****	2012
42	*****	Converted New A321 Aircraft	*****	*****	2012
43	*****	Converted New A321 Aircraft	*****	*****	2012
44	*****	Converted New A321 Aircraft	*****	*****	2012
45	*****	Converted New A321 Aircraft	*****	*****	2012
46	*****	Converted New A321 Aircraft	*****	*****	2012
47	*****	New A321 Aircraft	*****	*****	2012
48	*****	Converted New A321 Aircraft	*****	*****	2012
49	*****	Converted New A321 Aircraft	*****	*****	2012
50	*****	Converted New A321 Aircraft	*****	*****	2012
51	*****	Converted New A321 Aircraft	*****	*****	2012
52	*****	Converted New A321 Aircraft	*****	*****	2013
53	*****	Converted Original A321 Aircraft	*****	*****	2013
54	*****	Converted Original A321 Aircraft	*****	*****	2013
55	*****	Converted Original A321 Aircraft	*****	*****	2013
56	*****	Converted New A321 Aircraft	*****	*****	2013
57	*****	Converted Original A321 Aircraft	*****	*****	2013
58	*****	Converted Original A321 Aircraft	*****	*****	2013
59	*****	Converted Original A321 Aircraft	*****	*****	2013
60	*****	Converted Original A321 Aircraft	*****	*****	2013
61	*****	Converted Original A321 Aircraft	*****	*****	2013
62	*****	Converted New A321 Aircraft	*****	*****	2013
63	*****	New A321 Aircraft	*****	*****	2013
64	*****	New A321 Aircraft	*****	*****	2013
65	*****	Converted Original A321 Aircraft	*****	*****	2013
66	*****	Converted Original A321 Aircraft	*****	*****	2013

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3	PRIVILEGED AND CONFIDENTIAL

Rank	*****	Aircraft	*****	*****	Year
67	*****	Converted New A321 Aircraft	*****	*****	2013
68	*****	Converted New A321 Aircraft	*****	*****	2014
69	*****	Converted New A321 Aircraft	*****	*****	2014
70	*****	Converted New A321 Aircraft	*****	*****	2014
71	*****	New A321 Aircraft	*****	*****	2014
72	*****	Converted New A321 Aircraft	*****	*****	2014
73	*****	Converted New A321 Aircraft	*****	*****	2014
74	*****	Converted New A321 Aircraft	*****	*****	2014
75	*****	Converted New A321 Aircraft	*****	*****	2014
76	*****	Converted New A321 Aircraft	*****	*****	2014
77	*****	New A321 Aircraft	*****	*****	2014
78	*****	Converted New A321 Aircraft	*****	*****	2014
79	*****	Converted New A321 Aircraft	*****	*****	2014
80	*****	Converted New A321 Aircraft	*****	*****	2014
81	*****	Converted New A321 Aircraft	*****	*****	2014
82	*****	Converted New A321 Aircraft	*****	*****	2014
83	*****	New A321 Aircraft	*****	*****	2014
84	*****	Converted New A321 Aircraft	*****	*****	2014
85	*****	Converted New A321 Aircraft	*****	*****	2014
86	*****	Converted New A321 Aircraft	*****	*****	2015
87	*****	Converted New A321 Aircraft	*****	*****	2015
88	*****	Converted New A321 Aircraft	*****	*****	2015
89	*****	Converted New A321 Aircraft	*****	*****	2015
90	*****	Converted New A321 Aircraft	*****	*****	2015
91	*****	Converted New A321 Aircraft	*****	*****	2015
92	*****	Converted New A320 Aircraft	*****	*****	2015
93	*****	Converted New A320 Aircraft	*****	*****	2015
94	*****	Converted New A320 Aircraft	*****	*****	2015
95	*****	Converted New A320 Aircraft	*****	*****	2015
96	*****	Converted New A320 Aircraft	*****	*****	2015
97	*****	New A321 Aircraft	*****	*****	2015

UNQUOTE

4.	EFFECT OF AMENDMENT

4.1	The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

4	PRIVILEGED AND CONFIDENTIAL

5.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission or electronic mail), will be an original, and the counterparts will together constitute one and the same instrument.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5	PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.	AIRBUS S.A.S.

By:	By:

Its:	Its:

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PRIVILEGED AND CONFIDENTIAL

Exhibit B

Conversion Schedule

*****

***** CONFIDENTIAL PORTION OMITTED (3 PAGES) AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PRIVILEGED AND CONFIDENTIAL